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                                                                     Exhibit 1.1

                             WORLD COLOR PRESS, INC.

                     Common Stock (par value $.01 per share)

                             Underwriting Agreement

                                                                      May , 1998

Goldman, Sachs & Co.
Morgan Stanley  & Co.  Incorporated
Bear, Stearns & Co. Inc.
BT Alex. Brown Incorporated
Donaldson, Lufkin & Jenrette Securities Corporation
    As representatives of the several Underwriters
      named in Schedule I hereto,
c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004

Ladies and Gentlemen:

         Certain stockholders named in Schedule II hereto (the "Selling Stockholders") of World Color Press, Inc., a Delaware corporation (the "Company"), propose, subject to the terms and conditions stated herein, to sell to the U.S. Underwriters named in Schedule I hereto (the "U.S. Underwriters"), for whom Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc., BT Alex. Brown Incorporated and Donaldson, Lufkin & Jenrette Securities Corporation are acting as representatives (the "Representatives"), an aggregate of 9,000,000 shares (the "Firm Shares") and, at the election of the Underwriters, up to 1,350,000 additional shares (the "Optional Shares") of Common Stock, par value $0.01 per share ("Common Stock"), of the Company (the Firm Shares and the Optional Shares which the Underwriters elect to purchase pursuant to Section 2 hereof are herein collectively called the "Shares").

         It is understood and agreed to by all parties that the Company and the Selling Stockholders are concurrently entering into an agreement (the "International Underwriting Agreement") providing for the sale by the Selling Stockholders of up to a total of 1,150,000 shares of Common Stock (the "International Shares"), including the overallotment option thereunder, through arrangements with certain underwriters outside the United States (the "International Underwriters"), for whom Goldman Sachs International, Morgan Stanley Dean Witter, Bear, Stearns International Limited, BT Alex. Brown International and Donaldson, Lufkin & Jenrette International are acting as representatives. The U.S. Underwriters and the International Underwriters are simultaneously entering into an Agreement between U.S. and International Underwriting Syndicates (the "Agreement between Syndicates") which provides, among other things, for the transfer of shares of Common Stock between the two syndicates.

         Two forms of prospectus are to be used in connection with the offering and sale of shares of Common Stock contemplated by the foregoing, one relating to the Shares hereunder and the other relating to the International Shares. The latter form of prospectus will be identical to the former except for certain substitute pages as included in the registration statement and amendments thereto as mentioned below. Except as used in Section 2, 3, 4, 10 and 12 herein, and except as the context may otherwise require, references herein to the Shares shall include all the shares of Common Stock which may be sold pursuant to either this Agreement or the International Underwriting Agreement, and references herein to any prospectus whether in preliminary or final form, and whether as amended or supplemented, shall include both the U.S. and the international versions thereof.




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         The registration statement as amended at the time it becomes effective, including any documents incorporated therein by reference and including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the "Securities Act"), is hereinafter referred to as the "Registration Statement;" the U.S. prospectus and the international prospectus in the respective forms first used to confirm sales of Shares, including any documents incorporated therein by reference, are hereinafter collectively referred to as the "Prospectus." If the Company has filed an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement.

         1.       (a) The Company represents and warrants to, and agrees with, each of the Underwriters that:

                  (i) When the Registration Statement becomes effective, including at the date of any post-effec tive amendment, and at the Closing Date, the Registration Statement will comply in all material respects with the provisions of the Act, and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus and any supplements or amendments thereto will not at the date of the Prospectus, at the date of any such supplements or amendments and at the Closing Date contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph (a) shall not apply to statements in or omissions from the Registration Statement or the Prospectus (or any supplement or amendment to them) made in reliance upon and in conformity with information relating to the U.S. Underwriters furnished to the Company in writing by the U.S. Underwriters or on their behalf with their consent expressly for use therein.

                  (ii) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 or Rule 462 under the Act, complied when so filed in all material respects with the Act.

                  (iii) The Company and each of the Company's "significant subsidiaries" as such term is defined in Rule 1-02 of Regulation S-X under the Act (each a "Subsidiary" and collectively, the "Subsidiaries") has been duly organized, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the requisite corporate power and authority to carry on its business as it is currently being conducted, to own, lease and operate its properties (and, with respect to the Company, to execute, deliver and perform this Agreement), and each is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which its ownership or leasing of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, results of operations or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect").

                  (iv) All of the issued and outstanding shares of capital stock of, or other ownership interests in, each Subsidiary have been duly and validly authorized and issued, and, as of the Closing Date, all of the shares of capital stock of, or other ownership interests in, each Subsidiary will be owned, directly or through Sub sidiaries, by the Company free and clear of any security interest, mortgage, pledge, claim, lien or encumbrance (each, a "Lien") other than (i) as created by the Second Amended and Restated Credit Agreement dated as of June 6, 1997 among the Company, the Lenders party thereto and Bankers Trust Company, as agent, as amended, and (ii) such other Liens as are not, individually or in the aggregate, material to the Company and its subsidiaries, taken as a whole. All such shares of capital stock are fully paid and nonassessable and, on the Closing Date, will be fully paid and nonassessable. On the Closing Date, there will be no outstanding subscrip tions, rights, warrants, options, calls, convertible securities or commitments of sale related to or entitling any

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         person to purchase or otherwise to acquire any shares of the capital stock of, or other ownership interest in, any Subsidiary.

                  (v) All of the outstanding shares of Common Stock of the Company (including the Shares) have been duly authorized and validly issued and are fully paid, non-assessable and were not issued in violation of any preemptive or similar rights.

                  (vi) The authorized capital stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Prospectus.

                  (vii) Neither the Company nor any of its Subsidiaries is (a) in violation of its respective charter or by-laws or (b) in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument, to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or their respective properties is bound except, with respect to defaults referred to in clause (b), such as would not, singly or in the aggregate, have a Material Adverse Effect, nor has any event occurred which with notice or lapse of time or both would constitute such a violation or default.

                  (viii) This Agreement and the International Underwriting Agreement have been duly authorized and validly executed and delivered by the Company.

                  (ix) Other than as described in the Registration Statement and the Prospectus, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, pending against the Company or any of its Subsidiaries or any of their respective properties, which is required to be disclosed in the Registration Statement and the Prospectus, or which could reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect or which might materially and adversely affect the consummation of this Agreement, the International Underwriting Agreement or the transactions contemplated hereby and, to the Company's knowledge, no such proceedings are threatened.

                  (x) No action has been taken and no statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency or body which suspends the effectiveness of the Registration Statement, prevents or suspends the use of any preliminary prospectus or suspends the sale of the Shares in any jurisdiction referred to in Section 5(j) hereof; no injunction, restraining order or order of any nature by a Federal or state court of competent jurisdiction has been issued with respect to the Company which would prevent or suspend the sale of the Shares, the effectiveness of the Registration Statement, or the use of any pre liminary prospectus in any jurisdiction referred to in Section 5(j) hereof; and no action, suit or proceeding is pending against or, to the Company's knowledge, threatened against the Company or any of the Subsidiaries before any court or arbitrator or any governmental body, agency or official, domestic or foreign, which, if adversely determined, would in any manner draw into question the validity of this Agreement, the International Underwriting Agreement or the Shares.

                   (xi) Except as otherwise set forth in the Prospectus or such as are not material to the business, financial condition or results of operation of the Company and its subsidiaries taken as a whole, the Company and each of its Subsidiaries has good title, free and clear of all liens, claims, encumbrances and restrictions except liens for taxes not yet due and payable, to all properties and assets described in the Registration Statement as being owned by it except for liens, claims, encumbrances and restrictions which would not, singly or in the aggregate, have a Material Adverse Effect. All leases to which the Company or any of its Subsidiaries is a party are valid and binding on the Company or such Subsidiary and, to the Company's knowledge, on the other party and, to the knowledge of the Company, no default has occurred or is continuing thereunder, which might result in any material adverse change in the business, financial condition or results of operations of the Company and its subsidiaries, taken as a whole (a "Material Adverse Change").

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                  (xii) Deloitte & Touche LLP are independent public accountants with respect to the Company as required by the Act. The financial statements, together with the related schedules and notes set forth in the Registration Statement and the Prospectus (and any amendment or supplement thereto), comply as to form in all material respects with the requirements of the Act and present fairly in all material respects the consolidated financial position, results of operations and changes in cash flows of the Company and its subsidiaries on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and the related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed there in; and the other financial and statistical information and data set forth in the Registration Statement and the Prospectus (and any amendment or supplement thereto) is, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company and its subsidiaries.

                  (xiii) Subsequent to the date of the most recent balance sheet for the Company included in the Registration Statement and the Prospectus, except as set forth in the Registration Statement and the Prospectus, (i) neither the Company, nor any of the Subsidiaries, has incurred any liabilities or obligations, direct or contingent, which are material to the Company and the Subsidiaries taken as a whole, nor entered into any transaction not in the ordinary course of business and
         (ii) there has not been, singly or in the aggregate, any Material Adverse Change or any development which may reasonably be expected to involve a Material Adverse Change.

                  (xiv) The execution, delivery and performance by the Company of this Agreement, the International Underwriting Agreement, and the consummation of the transactions contemplated hereby and thereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under the Act or state securities or Blue Sky laws, or by the NASD with regards to the underwriting arrangements), except for con sents, approvals, authorizations or orders which would not, singly or in the aggregate, have a Material Adverse Effect, and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any of its Subsidiaries or any agreement, indenture or other instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or their respective properties are bound, or violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to the Company, any of its Subsidiaries or their respective properties, except for such conflicts, violations or breaches which would not, singly or in the aggregate, have a Material Adverse Effect, and except for such conflicts, violations or breaches as to which the Company has obtained the necessary consents or waivers.

                  (xv) The Company and each of the Subsidiaries possess all certificates, consents, exemptions, orders, permits, licenses, authorizations, or other approvals (each, an "Authorization") of and from, and has made all declarations and filings with, all Federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, necessary or required to own, lease, license and use its properties and assets and to conduct its respective business in the manner described in the Prospectus, except to the extent that the failure to obtain or file would not, singly or in the aggregate, have a Material Adverse Effect; all such Authorizations are valid and in full force and effect and the Company and each of the Subsidiaries are in compliance with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities and governing bodies having jurisdiction with respect thereto, except where the failure to be in full force and effect or to be in compliance would not, singly or in the aggregate, have a Material Adverse Effect.

                  (xvi) The Company is not (a) an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), or (b) a "holding company" or a

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         "subsidiary company" of a holding company, or an "affiliate" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  (xvii) Except as disclosed in the Prospectus, there are no holders of any security of the Company or any Subsidiary (debt or equity) who have or will have any right to require the registration of such security by virtue of the filing of the Registration Statement or the execution by the Company of this Agreement or the International Underwriting Agreement.

                  (xviii) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

                  (xix) The Company has not (i) taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (ii) since the initial filing of the Registration Statement (A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Shares or
         (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                  (xx) There are no contracts or other documents of a character required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Act which have not been described in the Prospectus or filed as exhibits to the Registration Statement.

                  (b) Representations, Warranties and Agreements of the Selling Stockholders. Each Selling Stockholder severally represents and warrants (at and as of the date hereof and at and as of each Time of Delivery as defined in
Section 4 hereof) to, and agrees with, each of the U.S. Underwriters that:

                  (i) Such Selling Stockholder holds the Shares being sold by such Selling Stockholder hereunder and under the International Underwriting Agreement, free and clear of all liens, encumbrances, equities or claims; immediately prior to each Time of Delivery such Selling Stockholder will hold the Shares being sold by such Selling Stockholder hereunder and under the International Underwriting Agreement on such date, free and clear of all liens, encumbrances, equities or claims; and upon delivery of such Shares and payment therefor pursuant hereto and the International Underwriting Agreement assuming that such U.S. Underwriters and International Underwriters purchase such Shares in good faith and without notice of any such lien, encumbrance, equity or claim or other adverse claim within the meaning of the Uniform Commercial Code as in effect in the State of New York, the U.S. Underwriters and International Underwriters will hold such Shares, free and clear of all liens, encumbrances, equities or claims, arising as a result of action by the Selling Shareholders;

                  (ii) Such Selling Stockholder has full right, power and authority to enter into this Agreement and the International Underwriting Agreement; the execution, delivery and performance of this Agreement and the

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         International Underwriting Agreement and the consummation by such
         Selling Stockholder of the transactions contemplated hereby and thereby will not conflict with or result in breach or violation of any of the terms or provisions of, or constitute a default under, (a) any indenture, mortgage, deed of trust, loan agreement, stock option or other employee benefit plan, or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, (b) nor will such action result in any violation of the provisions of the charter, bylaws, deed of trust, partnership agreement or other constituent documents, if any, relating to such Selling Stockholder or any statute or any order, rule or regulation of any court or government agency or body having jurisdiction over such Selling Stockholder or any properties of such Selling Stockholder, except in the case of clause (a) above, for such conflicts, breaches or violations which would not, singly or in the aggregate, have a Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the execution, delivery and performance by such Selling Stockholder of each of this Agreement or the International Underwriting Agreement and the consummation of the transactions contemplated hereby and thereby, except for consents, approval, authorizations, orders, registrations or qualifications which would not singly or in the aggregate, have a Material Adverse Effect, and except the registration under the Act of the Shares and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the U.S. Underwriters and the International Underwriters or by the NASD with regards to the U.S. Underwriting Agreement and the International Underwriting Agreement; and this Agreement and the International Underwriting Agreement have been duly authorized, executed and delivered by the Selling Stockholders;

                  (iii) To the extent that any statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with information furnished in writing to the Company by such Selling Stockholder expressly for use therein, the Registration Statement and such Preliminary Prospectus do not, and the Prospectus and any amendments or supplements thereto will not, as of the applicable effective date or as of the applicable filing date, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein no misleading; and

                  (iv) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

         2. PURCHASE OF SHARES. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, each Selling Stockholder hereby, severally and not jointly, agrees to sell the number of Firm Shares set forth opposite such Selling Stockholder's name in Schedule II hereto to the several U.S. Underwriters and each of the U.S. Underwriters, severally and not jointly, agrees to purchase the number of Firm Shares set forth opposite that U.S. Underwriter's name in Schedule I hereto. Each U.S. Underwriter shall be obligated to purchase from each Selling Stockholder that number of Firm Shares which represents the same proportion of the number of Firm Shares to be sold by each Selling Stockholder as the number of Firm Shares set forth opposite the name of such U.S. Underwriter in Schedule I represents of the total number of Firm Shares to be purchased by all of the U.S. Underwriters pursuant to this Agreement. The respective purchase obligations of the U.S. Underwriters with respect to the Firm Shares shall be rounded among the U.S. Underwriters to avoid fractional shares, as the Representatives may determine.

         In addition, the Selling Stockholders grant to the U.S. Underwriters an option to purchase an aggregate of up to 1,350,000 Optional Shares as set forth in Schedule II hereto. Such option is granted solely for the purpose of covering over-allotments in the sale of Firm Shares and is exercisable as provided in
Section 4 hereof. Optional Shares shall be purchased severally for the account of the U.S. Underwriters in proportion to the number of Firm Shares set forth

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opposite the name of such U.S. Underwriters in Schedule I hereto. The respective purchase obligations of each U.S. Underwriter with respect to the Optional
Shares shall be adjusted by the Representatives so that no U.S. Underwriter shall be obligated to purchase Optional Shares other than in 100 share amounts.

         The price of both the Firm Shares and any Optional Shares shall be $ per share.

         The Selling Stockholders shall not be obligated to deliver any of the Shares to be delivered on the First Delivery Date or the Second Time of Delivery (as hereinafter defined), as the case may be, except upon payment for all the Shares to be purchased on such Delivery Date as hereinafter provided.

         3. Upon the authorization by you of the release of the Firm Shares, the several U.S. Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

         4. (a) The Shares to be purchased by each U.S. Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as Goldman, Sachs & Co. may request upon at least forty- eight hours' prior notice to the Selling Stockholders shall be delivered by or on behalf of the Selling Stockholders to Goldman, Sachs & Co., through the facilities of the Depository Trust Company ("DTC"), for the account of such U.S. Underwriter, against payment by or on behalf of such U.S. Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the accounts specified by each of the Selling Stockholders, as their interests may appear, to Goldman, Sachs & Co. at least forty-eight hours in advance. The Company will cause the certificates representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of DTC or its designated custodian Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004 (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 a.m., New York time, on
 ............., 19.. or such other time and date as Goldman, Sachs & Co. and the
Selling Stockholders may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., New York time, on the date specified by Goldman, Sachs & Co. in the written notice given by Goldman, Sachs & Co. of the Underwriters' election to purchase such Optional Shares, or such other time and date as Goldman, Sachs & Co. and the Selling Stockholders may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery", such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

                  (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 8(n) hereof will be delivered at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York 10022 (the "Closing Location"), and the Shares will be delivered at the Designated Office, all at such Time of Delivery. A meeting will be held at the
Closing Location at .......p.m., New York City time, on the New York Business
Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

         5.       The Company agrees with each of the U.S. Underwriters:

                  (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus prior to the Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed


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or becomes effective or any supplement to the Prospectus or any amended
Prospectus has been filed and to furnish you with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

                  (b) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                  (c) Prior to 10:00 A.M., New York City time, on the New York Business Day next succeeding the date of this Agreement and the International Underwriting Agreement and from time to time, to furnish the U.S. Underwriters with copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify you and upon your request to file such document and to prepare and furnish without charge to each U.S. Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any U.S. Underwriter is required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such U.S. Underwriter, to prepare and deliver to such U.S. Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

                  (d) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158 under the Act);

                  (e) To furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholder's equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

                  (f) During a period of three years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders, and to deliver to you

(i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed;

                  (g) To use its best efforts to comply with the rules and regulations of the New York Stock Exchange with respect to the offering of the Shares; and

                  (h) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 9:30 A.M., Washington, D.C. time, on the business day immediately following the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

                  (i) To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdiction as you shall reasonably request.

                  (j) The Company hereby agrees that, without the prior written consent of Goldman, Sachs & Co. on behalf of the U.S. Underwriters, it will not, during the period ending 90 days after the date of the Prospectus, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Shares to be sold hereunder or (B) the issuance by the Company of shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof of which the Underwriters have been advised in writing.

         6. FURTHER AGREEMENTS OF THE SELLING STOCKHOLDERS. Each Selling Stockholder agrees:

                  (a) During the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Prospectus not, directly or indirectly, to offer, sell, contract to sell or otherwise transfer or dispose of any capital stock of the Company or securities convertible or exchangeable or exercisable for capital stock of the Company (other than Shares to be sold to the U.S. Underwriters and the International Underwriters), without the prior written consent of the Representatives;

                  (b) That the obligations of such Selling Stockholder hereunder shall not be terminated by any act of such Selling Stockholder, by operation of law or, in the case of an individual, by the death or incapacity of such individual Selling Stockholder or, in the case of a partnership, by the termination of such partnership, or, in the case of a corporation, the dissolution or liquidation of such corporation, or, in the case of a trust, by the death or incapacity of any executor or trustee or the termination of such trust or the occurrence of any other event;

                  (c) To deliver to you, as Representatives, prior to the First Time of Delivery, a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof); and

                  (d) To advise the Representatives promptly of any material adverse change, or any development involving a prospective material adverse change, in or affecting the accuracy of any of its representations or warranties or its inability to perform the agreements and indemnities herein at any time prior to payment being made to such Selling Stockholder on either Time of Delivery and take such steps as may be reasonably requested by the Representatives to remedy any such material adverse change or inability.

         7. EXPENSES. The Selling Stockholders, jointly and severally, covenant and agree with the several U.S. Underwriters and the International Underwriters that the Selling Stockholders will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the U.S. Underwriters and any dealers; (ii) the cost of delivering, printing or producing any Agreement among Underwriters (U.S. Version), Agreement among Underwriters (International Version), this Agreement, the International Underwriting Agreement, the Agreement between U.S. and International Underwriting Syndicates, any Selling Agreement, the Blue Sky Memorandum and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the U.S. Underwriters in connection with such qualification and in connection with the Blue Sky Memorandum; (iii) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares; (iv) the cost of preparing stock certificates; (v) the cost and charges of any transfer agent or registrar; (vi) any stock transfer taxes payable in connection with sales of Shares to the U.S. Underwriter and International Underwriters and (vii) all other costs and expenses incident to the performance of the Company's and the Selling Stockholders' obligations hereunder which are not otherwise specifically provided for in this Section 7. It is understood, however, that, except as provided in this Section 7, Section 9 and Section 12 hereof, the U.S. Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses in connection with any offers they may make.

         8. The obligations of the U.S. Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and of the Selling Stockholders herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and the Selling Stockholders shall have performed all of its and their obligations hereunder theretofore to be performed, and the following additional conditions:

                  (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 9:30 A.M., Washington, D.C. time, on the business day immediately following the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

                  (b) The Underwriters shall have received on the Closing Date an opinion of Latham & Watkins, counsel for the Company, dated the Closing Date, to the effect that:

                           (1) the Company and its subsidiaries listed on
                  Exhibit A hereto (collectively, the "Ma terial Subsidiaries") have each been duly incorporated and are validly existing and in good standing under applicable corporate law of their respective states of incorporation. The Company and its Mate rial Subsidiaries each have the corporate power and authority to own, lease and operate their respec tive properties and to conduct their respective businesses as described in the Registration Statement and the Prospectus;

                           (2) (x) all of the outstanding shares of Common Stock
                  (including the Shares) have been duly authorized and validly issued and are fully paid, non-assessable and (y) to such counsel's knowledge were not issued in violation of to any preemptive or similar rights;

                           (3) this Agreement and the International
                  Underwriting Agreement have been duly authorized, executed and delivered by the Company;

                           (4) the Registration Statement has become effective
                  under the Act and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Act and no proceedings for that purpose have been initiated by the Commis sion; and any required filing of the Prospectus pursuant to Rule 424(b) under the Act has been made in accordance with Rule 424(b) and 430A under the Act;

                           (5) the statements in the Prospectus under the
                  captions "Description of Capital Stock," "Certain United States Tax Consequences to Non-United States Holders," and "Underwriters" (but only statements that summarize the provisions of this Agreement) insofar as such statements consti tute a summary of legal matters, documents or proceedings referred to therein, are accurate in all material respects;

                           (6) the execution, delivery and performance by the
                  Company of this Agreement, the International Underwriting Agreement compliance by the Company with all the provisions hereof and the consummation of the transactions contemplated hereby will not (A) to the best of such counsel's knowledge, require any consent, approval, authorization or other order of, or filing with, any federal, California, New York, Illinois or District of Columbia court or governmental agency or body (except such as have been obtained under the Act or such as may be required under state securities or Blue Sky laws, or by the NASD with regards to the underwriting arrangements), (B) conflict with or consti tute a breach of any of the terms or provisions of the certificate of incorporation or by-laws of the Company or any of its Subsidiaries or of any agreement or document filed as an exhibit to the Regis tration Statement, or (C) violate or conflict with any federal, California, New York, Illinois or District of Columbia statute, rule or regulation applicable to the Company or its subsidiaries or the General Corporation Law of the State of the Delaware (other than federal or state securities laws, which are specifically addressed elsewhere herein), except for such conflicts and violations as to which the Company has obtained the necessary consents or waivers;

                           (7) neither the Company nor any of the Subsidiaries
                  is an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

                           (8) to such counsel's knowledge, no consent,
                  approval, authorization or order of, or filing with, any federal or New York court or governmental agency or body is required for the sale of the Shares pursuant to the Underwriting Agreement, except such as have been obtained under the Act and such as may be required under state securities laws in connection with the purchase and distribution of such Securities by the Underwriters; and

                           (9) the Registration Statement and the Prospectus,
                  and any amendment or supplement thereto, comply as to form in all material respects with the requirements for registration statements on Form S-3 under the Act; it being understood, however, that such counsel expresses no opinion with respect to the financial statements, schedules and other financial data included in the Registration Statement or the Prospectus. In passing upon the compliance as to form of the Registration Statement and the Prospectus, such counsel may state that it has assumed that the statements made therein are correct and complete.

         Such counsel shall also state that they have participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, and representatives of the U.S. Underwriters and their counsel, at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although they are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as set forth in paragraph (v) above) and have not made any independent check or verification thereof, during the course of such par ticipation, no facts came to their attention that caused them to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date or as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that such counsel shall express no belief with respect to the financial statements, schedules and other financial data included in the Registration Statement or the Prospectus.

         In rendering the opinion set forth in paragraph (3) above, such counsel may state that such opinion is subject to the following exceptions, limitations and qualifications: (i) the effect of bankruptcy, insolvency, reorganization, fraudulent transfers or obligations, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors; (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or law, and the discretion of the court before which any proceeding therefor may be brought; and (iii) the unenforceability under certain circumstances under law or court decisions of provisions providing for the indemnification of or contribution to a party with respect to a liability where such indemnification or contribution is contrary to public policy.

         Such opinion shall be rendered to the Representatives at the request of the Company and shall so state therein.


                  (c) The Representatives shall have received on the Closing Date an opinion, dated the Closing Date, of Jennifer L. Adams, Vice Chairman, Chief Legal and Administrative Officer and Secretary of the Company, to the effect that:

                           (1) to the best of such counsel's knowledge, (a)
                  there is no action, suit or proceeding before or by any court or governmental agency or body pending against the Company or any Subsid iary or any of their respective properties that is required to be described in the Registration Statement or Prospectus which is not so described as required and (b) there is no contract or other document required to be described in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement or incorporated therein which is not so described, filed or incorporated as required, it being understood that such counsel need not express any opinion as to the financial state ments, notes or schedules or other financial data included therein;

                           (2) to such counsel's knowledge, the execution and
                  delivery of this Agreement by the Company does not violate any order of any court or governmental agency or body having jurisdiction over the Company or any of its properties; and

                           (3) to such counsel's knowledge, all of the
                  outstanding capital stock of each of the Subsidiaries is owned of record, directly by the Company or by a subsidiary of the Company, either directly or indirectly, free and clear of any security interest, claim, lien or encumbrance, other than any security interests which may be described in the Prospectus; to such counsel's knowledge, there are no outstanding rights, warrants or options to acquire, or instruments convertible into or ex changeable for, any shares of capital stock or other equity interest in any Subsidiary, except as may be described in the Prospectus.

         Such counsel shall also state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, and representatives of the U.S. Underwriters and their counsel, at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus and has not made any independent check or verification thereof, during the course of such participation, no facts came to such counsel's attention that caused such counsel to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date or as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that such counsel shall express no belief with respect to the financial statements, schedules and other financial data included in the Registration Statement or the Prospectus.

                  (d) The U.S. Underwriters shall have received on the Closing Date an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriters, dated the Closing Date, reasonably satisfactory to them.

                  (e) Latham & Watkins, counsel to the Selling Stockholders, shall have furnished to the Representatives their written opinion, addressed to the U.S. Underwriters and the International Underwriters dated such Time of Delivery, in form and substance satisfactory to the Representatives, to the effect that:

                  (i) This Agreement and the International Underwriting Agreement have been duly authorized, executed and delivered by or on behalf of each Selling Stockholder;

                  (ii) Each of the Selling Stockholders (together, the "Common Stock Partnerships") has full right, partnership power and authority to enter into this Agreement and the International Underwriting Agreement. The execution, delivery and performance of this Agreement and the International Underwriting Agreement and the consummation by such Common Stock Partnership of the transactions contemplated hereby and thereby will not result in any violation of the partnership agreement relating to such Common Stock Partnership or any statute or any order, rule or regulation known to such counsel, that in their experience is normally applicable to transactions of the type contemplated by this Agreement and the International Underwriting Agreement of any United States federal or state court or governmental agency or body having jurisdiction over such Common Stock Partnership or the property of such Common Stock Partnership;

                  (iii) To the knowledge of such counsel, no consent, approval, authorization, order, registration or qualification of or with any such United States federal or state court or governmental agency or body is required for the execution, delivery and performance by such Selling Shareholder of this Agreement or the International Underwriting Agreement and the consummation by such Selling Stockholder of the transactions contemplated hereby and thereby, except as may be required by the Act, the Exchange Act, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws or by the NASD in connection with the purchase and distribution of the Shares by the U.S. Underwriters and with regard to the underwriting arrangements; and

                  (iv) Upon delivery of the Shares listed on Schedule II (the "Securities") hereto to the U.S. Underwriters indorsed to the U.S. Underwriters or in blank in the State of New York and payment therefor pursuant hereto, the U.S. Underwriters will acquire the Securities free of any adverse claim, within the meaning of Section 8-102(a)(1) of the Uniform Commercial Code as in effect in the State of New York, assuming that the U.S. Underwriters acquired the Securities without notice of any such adverse claim.

                  In rendering such an opinion, such counsel may (i) state that such opinion is limited to matters governed by U.S. federal law, New York law and the Delaware Revised Uniform Limited Partnership Act and (ii) rely as to matters of fact upon the representations and warranties of the Selling Stockholders contained herein as to the opinions set forth in clause (i) and
(iv) above.

                  (f) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Deloitte & Touche LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex I(a) hereto and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery is attached as Annex I(b) hereto);

                  (g) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock (except for any increase due to the exercise of stock options which were outstanding as of May [ ]) or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in Clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

                  (h) On or after the date hereof (i), no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

                  (i) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

                  (j) The Shares at such Time of Delivery shall have been duly listed on the New York Stock Exchange;

                  (k) The Company has obtained and delivered to the Underwriters executed copies of an agreement from each of its directors and executive officers, substantially to the effect set forth in Subsection 6(a) hereof in form and substance satisfactory to you;

                  (l) The Company shall have complied with the provisions of
Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement; and

                  (m) The Company and the Selling Stockholders shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company and of the Selling Stockholders, respectively, satisfactory to you as to the accuracy of the representations and warranties of the Company and the Selling Stockholders, respectively, herein at and as of such Time of Delivery, as to the performance by the Company and the Selling Stockholders of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsection (a) and (g) of this Section.

         9. INDEMNIFICATION AND CONTRIBUTION. (a) The Company shall indemnify and hold harmless each U.S. Underwriter and each person, if any, who controls any U.S. Underwriter within the meaning of the Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Shares in connection herewith), to which that U.S. Underwriter or controlling person may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each U.S. Underwriter and each such controlling person for any legal or other expenses reasonably incurred by that U.S. Underwriter or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of any U.S. Underwriter through the Representatives expressly for use therein; and PROVIDED, FURTHER, that as to any Preliminary Prospectus this indemnity agreement shall not inure to the benefit of any U.S. Underwriter or any person controlling that U.S. Underwriter on account of any loss, claim, damage, liability or action arising from the sale of Shares to any person by that U.S. Underwriter if that U.S. Underwriter failed to send or give a copy of the Prospectus, as the same may be amended or supplemented, to that person within the time required by the Act, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such Preliminary Prospectus was corrected in the Prospectus, unless such failure resulted from non-compliance by the Company with Section 5(c) hereof. For purposes of the last proviso to the immediately preceding sentence, the term "Prospectus" shall not be deemed to include the documents incorporated therein by reference, and no Underwriter shall be obligated to send or give any supplement or amendment to any document incorporated by reference in any Preliminary Prospectus or the Prospectus to any person. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any U.S. Underwriter or to any controlling person of that U.S. Underwriter.

                  (b) The Selling Stockholders (subject to the limitation on indemnity contained in the last section of this Section 9(b)) severally and not jointly, shall indemnify and hold harmless each U.S. Underwriter and each person, if any, who controls any U.S. Underwriter within the meaning of the Act, from and against any loss, claim, damage or liability, joint or several, or action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Shares in connection herewith), to which that U.S. Underwriter or controlling person may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished in writing to the Company by such Selling Stockholder expressly for use therein, and shall reimburse each U.S. Underwriter and each such controlling person for any legal or other expenses reasonably incurred by that U.S. Underwriter or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred, PROVIDED, HOWEVER, that as to any Preliminary Prospectus this indemnity agreement shall not inure to the benefit of any U.S. Underwriter or any person controlling that U.S. Underwriter on account of any loss, claim, damage, liability or action arising from the sale of Shares to any person by that U.S. Underwriter if that U.S. Underwriter failed to send or give a copy of the Prospectus, as the same may be amended or supplemented, to that person within the time required by the Act, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such Preliminary Prospectus was corrected in the Prospectus, unless such failure resulted from non-compliance by the Company with Section 5(c) hereof. For purposes of the last proviso to the immediately preceding sentence the term "Prospectus" shall not be deemed to include the documents incorporated therein by reference, and no Underwriter shall be obligated to send or give any supplement or amendment to any document incorporated by reference in any Preliminary Prospectus or the Prospectus to any person other than a person to whom such Underwriter had delivered such incorporated document or documents in response to a written request therefor. The foregoing indemnity agreement is in addition to any liability which the Selling Stockholders may otherwise have to any U.S. Underwriter or any controlling person of that U.S. Underwriter. The aggregate liability of any Selling Stockholder to indemnify the U.S. Underwriters and any controlling persons of the U.S. Underwriters pursuant to the foregoing indemnity agreement shall not exceed the proceeds received by such Selling Stockholder from the Shares sold by it pursuant to this Agreement.

                  (c) Each U.S. Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, each person, if any, who controls the Company within the meaning of the Act and each Selling Stockholder from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person or such Selling Stockholder may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of that U.S. Underwriter through the Representatives expressly for use therein, and shall reimburse the Company, any such director, officer or controlling person and such Selling Stockholder for any legal or other expenses reasonably incurred by the Company, any such director, officer or controlling person or such Selling Stockholder in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any U.S. Underwriter may otherwise have to the Company or any such director, officer or controlling person.

                  (d) Promptly after receipt by an indemnified party under subsection (a) ,(b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably, satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

                  (e) If the indemnification provided for this in Section 9 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 9 (a), 9 (b) or 9(c) hereof in respect of any loss, claim, liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the U.S. Underwriters on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 9(d) hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and the U.S. Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the U.S. Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by each of the Selling Stockholders bear to the total underwriting discounts and commissions received by the U.S. Underwriters with respect to the Shares purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the U.S. Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholders and the U.S. Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 9(e) were to be determined by pro rata allocation (even if the U.S. Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 9(e) shall be deemed to include, for purposes of this Section 9(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9 (e), no U.S. Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such U.S. Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission, and no Selling Stockholder shall be required to contribute any amount in excess of the amount by which the proceeds received by such Selling Stockholder from the Shares sold by it pursuant to this Agreement exceeds the amount of any damages which such Selling Stockholder has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The U.S. Underwriters' obligations to contribute as provided in this Section 9(e) are several in proportion to their respective underwriting obligations and not joint.

                  (f) Each Selling Stockholder severally confirms, and each of the U.S. Underwriters agrees that the information (other than the percentage of shares owned) pertaining to each Selling Stockholder under the caption "Principal and Selling Stockholders" in the Prospectus constitutes the only information furnished in writing to the Company by such Selling Stockholder expressly for the use in the Registration Statement and Prospectus.

         10. (a) If any U.S. Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any U.S. Underwriter you do not arrange for the purchase of such Shares, the Selling Stockholders shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Selling Stockholders that you have so arranged for the purchase of such Shares, or the Selling Stockholders notify you that they have so arranged for the purchase of such Shares, you or the Selling Stockholders shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary.

                  (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting U.S. Underwriter or U.S. Underwriters by you and the Selling Stockholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Selling Stockholders shall have the right to require each non-defaulting U.S. Underwriter to purchase the number of Shares which such U.S. Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting U.S. Underwriter to purchase its pro rata share (based on the number of Shares which such U.S. Underwriter agreed to purchase hereunder) of the Shares of such defaulting U.S. Underwriter or U.S. Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                  (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting U.S. Underwriter or U.S. Underwriters by you and the Selling Stockholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all of the Shares to be purchased at such Time of Delivery, or if the Selling Stockholders shall not exercise the right described in subsection (b) above to require non-defaulting U.S. Underwriters to purchase Shares of a defaulting U.S. Underwriter or U.S. Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the U.S. Underwriters to purchase and of the Selling Stockholders to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company or the Selling Stockholders, except for the expenses to be borne by the Company and the Selling Stockholders and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         11. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Stockholders and the several U.S. Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any of the Selling Stockholders, or any officer or director or controlling person of the Company, or any controlling person of any Selling Stockholder, and shall survive delivery of and payment for the Shares.

         12. If this Agreement shall be terminated pursuant to Section 10 hereof, neither the Company nor the Selling Stockholders shall then be under any liability to any U.S. Underwriter except as provided in Sections 7 and 9 hereof; but, if for any other reason (other than by reason of Section 8(i) hereof) any Shares are not delivered by or on behalf of the Selling Stockholders as provided herein, each of the Selling Stockholders pro rata (based on the number of Shares to be sold by such Selling Stockholder hereunder) will reimburse the U.S. Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the U.S. Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company and the Selling Stockholders shall then be under no further liability to any U.S. Underwriter in respect of the Shares not so delivered except as provided in Sections 7 and 9 hereof.

         13. In all dealings hereunder, you shall act on behalf of each of the U.S. Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any U.S. Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the representatives; and in all dealings with any Selling Stockholder hereunder, you and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of such Selling Stockholder made or given by any or all of the Attorneys-in-Fact for such Selling Stockholder.

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives at in care of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Registration Department; if to any Selling Stockholder shall be delivered or sent by mail, telex or facsimile transmission to counsel for such Selling Stockholder at its address set forth in Schedule II hereto; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 9(d) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire or telex constituting such Questionnaire, which address will be supplied to the Company or the Selling Stockholders by you on request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         14. This Agreement shall be binding upon, and inure solely to the benefit of, the U.S. Underwriters, the Company and the Selling Stockholders and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Company and each person who controls the Company, any Selling Stockholder or any U.S. Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any U.S. Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         15. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

         16. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         17. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and each of the Selling Stockholders. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company and the Selling Stockholders for examination, upon request, but without warranty on your part as to the authority of the signers thereof.

         Any person executing and delivering this Agreement as Attorney-in-Fact for a Selling Stockholder represents by so doing that he has been duly appointed as Attorney-in-Fact by such Selling Stockholder pursuant to a validly existing and binding Power-of-Attorney which authorizes such Attorney-in-Fact to take such action.

                                Very truly yours,

                                WORLD COLOR PRESS, INC.


                                By:
                                   ----------------------------------------
                                   Name:
                                   Title:

                                APC ASSOCIATES, L.P.

                                      KKR Associates, general partner

                                            By:
                                               ----------------------------
                                               Name:
                                               Title:  General Partner

                                GR ASSOCIATES, L.P.

                                      KKR Associates, general partner


                                             By:
                                                ---------------------------
                                                 Name:
                                                 Title:  General Partner

                                WCP ASSOCIATES, L.P.

                                      KKR Associates, general partner


                                             By:
                                                ---------------------------
                                                Name:
                                                Title:  General Partner

                                KKR PARTNERS II, L.P.

                                    KKR Associates, general partner


                                           By:
                                              -----------------------------
                                              Name:
                                              Title:  General Partner

Accepted as of the date hereof :

Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated
Bear, Stearns & Co. Inc.
BT Alex. Brown Incorporated

Donaldson, Lufkin & Jenrette Securities Corporation


By:
   -----------------------------
     (Goldman, Sachs & Co.)
     On behalf of each of the Underwriters


                                   SCHEDULE I


                                                                                 Number of Optional
                                                                                    Shares to be
                                                       Total Number of              Purchased if
                                                         Firm Shares               Maximum Option
                     Underwriter                       to be Purchased               Exercised

Goldman, Sachs & Co.

Morgan Stanley & Co. Incorporated

Bear, Stearns & Co. Inc.

BT Alex. Brown Incorporated

Donaldson, Lufkin & Jenrette Securities Corporation

         Total


                                                       SCHEDULE II

                                                                                                     Number of Optional
                                                                                                        Shares to be
                                                                           Total Number of                Sold if
                                                                             Firm Shares               Maximum Option
                                                                              to be Sold                 Exercised

The Company........................................................
      The Selling Stockholder(s):

              APC Associates, L.P.(a)
              GR Associates, L.P.(b)
              WCP Associates, L.P.(c)
              KKR Partners II, L.P.(d)

         Total.....................................................

(a)   This Selling Stockholder is represented by Latham & Watkins.

(b)   This Selling Stockholder is represented by Latham & Watkins.

(c)   This Selling Stockholder is represented by Latham & Watkins.

(d)   This Selling Stockholder is represented by Latham & Watkins.

                                                                         ANNEX I

                          DESCRIPTION OF COMFORT LETTER

         Pursuant to Section 7(d) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

                  (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

                  (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representatives of the Underwriters (the "Representatives")and are attached hereto;

                  (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Company's quarterly report on Form 10-Q incorporated by reference into the Prospectus as indicated in their reports thereon copies of which are attached hereto; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

                  (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

                  (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

                  (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                  (A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus or included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus, for them to be conformity with generally accepted accounting principles;

                  (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                  (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                  (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                  (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                  (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                  (vii) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference) or in
         Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.